Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

COMMERCIAL ASSOCIATION OF BROKERS OREGON/SW WASHINGTON
PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY
(Oregon Commercial Form)

AGENCY ACKNOWLEDGMENT

Buyer shall execute this Acknowledgment concurrent with the execution of the Agreement below and prior to delivery of that Agreement to Seller. Seller shall execute this Acknowledgment upon receipt of the Agreement by Seller, even if Seller intends to reject the Agreement or make a counter-offer. In no event shall Seller's execution of this Acknowledgment constitute acceptance of the Agreement or any terms contained therein.

Pursuant to the requirements of Oregon Administrative Rules (OAR 863-015-0215), both Buyer and Seller acknowledge having received the Oregon Real Estate Agency Disclosure Pamphlet, and by execution below acknowledge and consent to the agency relationships in the following real estate purchase and sale transaction as follows:

(a) Seller Agent: Josh Bean of Ethos Commercial Advisors LLC firm (the "Selling Firm") is the agent of (check one):
☐ Buyer exclusively; ☒ Seller exclusively; ☐ both Seller and Buyer ("Disclosed Limited Agency").

(b) Buyer Agent: Brian Hanson of Ethos Commercial Advisors LLC firm (the "Buying Firm") is the agent of (check one):
☒ Buyer exclusively; ☐ Seller exclusively; ☐ both Seller and Buyer ("Disclosed Limited Agency").

If the name of the same real estate firm appears in both Paragraphs (a) and (b) above, Buyer and Seller acknowledge that a principal broker of that real estate firm shall become the Disclosed Limited Agent for both Buyer and Seller, as more fully set forth in the Disclosed Limited Agency Agreements that have been reviewed and signed by Buyer, Seller and the named real estate agent(s).

ACKNOWLEDGED

Buyer: ACM Research, Inc. , a Delaware Corporation

DocuSigned by:
(sign) Mark McKechnie Date: 7/29/2024
86A7F2FB5DD64D4...

Seller: William R. O'Neill, Lynda E. O'Neill and Gordon A. Harris

DocuSigned by:
(sign) [signature] Date: 7/29/2024
9FFD1D0C5A074D8...

DocuSigned by:
(sign) [signature] Date: 7/30/2024
F131118433D7409...

DocuSigned by:
(sign) Gordon A. Harris Date: 7/29/2024
8F23DF7D14ED478...

[No further text appears on this page.]

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018)
PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON)
ALL RIGHTS RESERVED

Page 1 of 12
ACTIVE 700526212v1

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 2 of 12 ACTIVE 700526212v1 PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY This PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (this 1 “Agreement”) dated July __, 2024, for reference purposes only, shall be effective on the date when this 2 Agreement has been executed and delivered by Seller and Buyer (the “Execution Date”): 3 4 BETWEEN: William R. O’Neill, Lynda E. O’Neill and Gordon A. Harris (“Seller”) 5 Address: 6 Home Phone: 7 Office Phone: 8 Fax No.: 9 E-Mail: 10 11 AND: ACM Research, Inc., a Delaware corporation and/or assigns (“Buyer”) 12 Address: 42307 OSGOOD RD. Suite I, Fremont, California 94539 13 Office Phone: 1-510-445-3700 14 Fax No.: 1-510-445-3708 15 E-Mail: Mark@acmrcsh.com and dwang@acmrcsh.com 16 17 18 1. Purchase and Sale. 19 20 1.1 Generally. In accordance with this Agreement, Buyer agrees to buy and acquire from Seller, 21 and Seller agrees to sell to Buyer the following, all of which are collectively referred to in this Agreement as the 22 “Property:” (a) the real property and all improvements thereon generally described or located at 6357 NE 23 Evergreen Parkway in the City of Hillsboro, County of Washington, Oregon, and legally described on Exhibit A (the 24 “Real Estate”), including all of Seller’s right, title and interest in and to all fixtures, appurtenances, and easements 25 thereon or related thereto. 26 27 1.2 Purchase Price. The purchase price for the Property shall be seven million seven hundred and 28 fifty-thousand dollars ($7,750,000) (the “Purchase Price”). The Purchase Price shall be adjusted, as applicable, 29 by the net amount of credits and debits to Seller’s account at Closing (defined in Section 7.3 below) made by 30 Escrow Holder (defined in Section 7.4 below) pursuant to the terms of this Agreement. The Purchase Price shall 31 be payable as follows: 32 33 1.2.1 Earnest Money Deposit. 34 (a) Within five (5) days of the Execution Date, Buyer shall deliver into Escrow, for the 35 account of Buyer, one hundred thousand dollars ($100,000) as earnest money (the “Initial Earnest Money”) in the 36 form of cash equivalent (wire transfer; cashier’s or certified check) or other immediately available funds. 37 38 (b) On July 31, 2024, Buyer shall deliver into Escrow, for the account of Buyer, one 39 million seven hundred thousand ($1,700,000) as earnest money (the “Additional Earnest Money”) in the form of 40 cash equivalent (wire transfer; cashier’s or certified check) or other immediately available funds. The Initial Earnest 41 Money and Additional Earnest Money shall collectively be referred to as “Earnest Money” and at Buyer’s option, 42 may be held in an interest-bearing account. 43 44 (c) Except as otherwise provided in this Agreement: (i) any interest earned on the 45 Earnest Money while held by the Escrow Holder shall be considered to be part of the Earnest Money; (ii) except 46 as provided in paragraph (iii) which follows, the Earnest Money shall be non-refundable upon satisfaction or waiver 47 of the General Conditions as defined in Section 2.1 and shall be immediately released to Seller upon Seller 48 providing notice to Buyer of Seller’s successfully completing the Lease Termination Agreement with Seller’s current 49 tenant described in Section 2.2, but shall be applied to the Purchase Price at Closing (with Buyer hereby agreeing 50 to execute documentation necessary for Escrow Holder’s release of such amount to Seller upon the request of 51 either Seller or Escrow Holder); and (iii) in the event Seller exercises its right under Section 2.2 below, to terminate 52 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 3 of 12 ACTIVE 700526212v1 this Agreement, Escrow Holder shall refund the Earnest Money to Buyer within three (3) business days after 53 Seller’s delivery of the termination notice described in Section 2.2. 54 55 1.2.2 Balance of Purchase Price. Buyer shall pay the balance of the Purchase Price at Closing 56 by cash or other immediately available funds. 57 58 1.3 Section 1031 Like-Kind Exchange. Each party acknowledges that either party (as applicable, 59 the “Exchanging Party”) may elect to engage in and effect a like-kind exchange under Section 1031 of the Internal 60 Revenue Code, involving the Property (or any legal lot thereof) (a “1031 Exchange”). The non-Exchanging Party 61 with respect to a 1031 Exchange is referred to herein as the “Cooperating Party.” Buyer and Seller each hereby 62 agree to reasonably cooperate with the other in completing each such 1031 Exchange; provided, however, that 63 such cooperation shall be at the Exchanging Party’s sole expense and shall not delay the Closing for the Property. 64 An assignment of this Agreement by the Exchanging Party to a 1031 Exchange accommodator shall be permitted 65 but shall not delay Closing or release the Exchanging Party from its obligations under this Agreement. The 66 Cooperating Party shall not suffer any costs, expenses or liabilities for cooperating with the Exchanging Party and 67 shall not be required to take title to the exchange property. The Exchanging Party agrees to indemnify, defend 68 and hold the Cooperating Party harmless from any liability, damages and costs arising out of the 1031 Exchange. 69 70 2. Conditions to Purchase. 71 72 2.1 Buyer’s obligation to purchase the Property is conditioned on the following: 73 74 Buyer may have until 5:00pm on July 31, 2024 to provide Seller with Buyer’s written approval 75 of the results of (collectively, the “General Conditions”): (a) the Property inspection 76 described in Section 3 below; and (b) the document review described in Section 4 below; 77 78 The General Conditions in Section 2.1 above shall be defined as the “Conditions.” 79 80 2.2 Seller’s obligation to complete a sale of the Property to Buyer is conditioned on Seller having 81 entered into a lease termination agreement with Seller’s current tenant by not later than August 31, 2024, 82 containing terms and conditions acceptable to Seller from Seller’s current tenant (the “Lease Termination 83 Agreement”). Seller shall notify Buyer within two (2) business days of Seller’s agreement with Seller’s current 84 tenant of the Lease Termination Agreement which shall include, among other things, the actual date upon which 85 Seller’s current tenant shall vacate the Property. If Seller is unable to reach an acceptable Lease Termination 86 Agreement with Seller’s current tenant by August 31, 2024, Seller shall have the right to elect either (i) to terminate 87 this Agreement by 5:00 p.m. PDT on September 3, 2024 by written notice to Buyer, and Escrow Holder shall refund 88 the Earnest Money to Buyer within three (3) business days after (a) Seller’s delivery of the termination notice or 89 (b) at Buyer’s written request after receipt of Seller’s written termination notice, or (ii) to elect to proceed under the 90 terms of this Agreement to close the sale of the Property to Buyer. Notwithstanding anything herein to the contrary, 91 Seller acknowledges and agrees Seller shall not market the Property for sale on or before October 1, 2024. 92 93 2.3 If, for any reason in Buyer’s sole discretion, Buyer has not timely given written waiver of the 94 Conditions, or stated in writing that such Conditions have been satisfied, by notice given to Seller within the time 95 periods for such Conditions set forth above, this Agreement shall be deemed automatically terminated and the 96 Earnest Money shall be promptly returned by Escrow Holder to Buyer within three (3) business days of such 97 termination, and thereafter, except as specifically provided to the contrary herein, neither party shall have any 98 further obligation, right or remedy hereunder. 99 100 3. Property Inspection. Seller shall permit Buyer and its agents, at Buyer’s sole expense and risk, to 101 enter the Property at reasonable times after reasonable prior notice to Seller and after prior notice by Seller to the 102 Tenants as required by the applicable Leases, if any, to conduct any and all inspections, tests, and surveys 103 concerning the structural condition of the improvements, all mechanical, electrical and plumbing systems, 104 hazardous materials, pest infestation, soils conditions, wetlands, Americans with Disabilities Act 105 compliance, zoning, and all other matters affecting the suitability of the Property for Buyer’s intended use and/or 106 otherwise reasonably related to the purchase of the Property including the economic feasibility of such purchase. 107 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 4 of 12 ACTIVE 700526212v1 If the transaction contemplated in this Agreement fails to close for any reason (or no reason) as a result of the act 108 or omission of Buyer or its agents, Buyer shall promptly restore the Property to substantially the condition the 109 Property was in prior to Buyer’s performance of any inspections or work. Buyer shall indemnify, hold harmless, 110 and defend Seller from all liens, liability, damages, costs, and expenses, including reasonable attorneys’ fees and 111 experts’ fees, arising from or relating to Buyer’s or its agents’, contractors’ or consultants’ entry on and inspection 112 of the Property. This agreement to indemnify, hold harmless, and defend Seller shall survive Closing or any 113 termination of this Agreement. 114 115 4. Seller’s Documents. Within three (3) days after the Execution Date, Seller shall deliver, physically or 116 electronically, to Buyer or Buyer’s designee, legible and complete copies of the following documents, including 117 without limitation, a list of the Personal Property, and other items relating to the ownership, operation, and 118 maintenance of the Property to the extent now in existence and to the extent such items are or come within Seller’s 119 possession or control, including, without limitation, surveys, building and site plans, environmental reports, service 120 contracts, and governmental notices, if any. 121 122 5. Title Insurance. Within five (5) days after the Execution Date, Seller shall instruct a title company 123 selected by Seller (the “Title Company”) to deliver to Buyer a preliminary title report from the Title Company (the 124 “Preliminary Report”), showing the status of Seller’s title to the Property, together with complete and legible copies 125 of all documents shown therein as exceptions to title (“Exceptions”). Buyer shall have ten (10) days after receipt of 126 a copy of the Preliminary Report and Exceptions within which to give notice in writing to Seller of any objection to 127 such title or to any liens or encumbrances affecting the Property. Within ten (10) days after receipt of such notice 128 from Buyer, Seller shall give Buyer written notice of whether it is willing and able to remove the objected-to 129 Exceptions. Without the need for objection by Buyer, Seller shall, with respect to liens and encumbrances that can 130 be satisfied and released by the payment of money, eliminate such exceptions to title on or before Closing. On or 131 before the last day for Buyer to approve the results of the General Conditions set forth in Section 2.1 above (the 132 “Title Contingency Date”), Buyer shall elect whether to: (i) purchase the Property subject to those objected-to 133 Exceptions which Seller is not willing or able to remove; or (ii) terminate this Agreement. If Buyer fails to give Seller 134 notice of Buyer’s election, then such inaction shall be deemed to be Buyer’s election to terminate this Agreement. 135 On or before the Closing Date (defined in Section 7.3 below), Seller shall remove all Exceptions to which 136 Buyer objected and which Seller agreed, or is deemed to have agreed, to remove. All remaining Exceptions set 137 forth in the Preliminary Report and those Exceptions caused by or agreed to by Buyer shall be deemed 138 “Permitted Exceptions.” 139 140 6. Default; Remedies. Notwithstanding anything to the contrary contained in this Agreement, in the event 141 Buyer fails to deposit the Earnest Money in Escrow strictly as and when contemplated under Section 1.2.1 above, 142 Seller shall have the right at any time thereafter, but prior to Buyer’s deposit of the Earnest Money in Escrow, to 143 terminate this Agreement and all further rights and obligations hereunder by giving written notice thereof to Buyer. 144 If the conditions, if any, to Buyer’s obligation to close this transaction are satisfied or waived by Buyer and Buyer 145 fails, through no fault of Seller, to close on the purchase of the Property, Seller’s sole remedy shall be to retain the 146 Earnest Money paid by Buyer as liquidated damages. If the conditions, if any, to Seller’s obligation to close 147 this transaction are satisfied or waived by Seller and Seller fails, through no fault of Buyer, to close the sale of the 148 Property, Buyer shall be entitled as its sole and exclusive remedy to either: (i) terminate this Agreement, receive a 149 refund of the Earnest Money, and be reimbursed for Buyer’s out-of-pocket costs related to this transaction; or (ii) 150 to pursue the remedy of specific performance. If Buyer has not filed an action for specific performance within sixty 151 (60) days after the scheduled Closing Date, Buyer shall be deemed to have elected remedy (i) above. In no event 152 shall either party be entitled to punitive or consequential damages, if any, resulting from the other party’s failure to 153 close the sale of the Property. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE AND EARNEST 154 MONEY DEPOSITS HAVE BEEN ESTABLISHED BASED ON A PROPOSED AGREEMENT BETWEEN 155 SELLER AND SELLER’S CURRENT TENANT OF THE PROPERTY REGARDING SELLER’S WAIVER OF 156 CERTAIN REMEDIATION AND RESTORATION WORK OTHERWISE REQUIRED TO BE PERFORMED BY 157 SELLER’S CURRENT TENANT ON EXPIRATION OF THE LEASE TO PREPARE THE PROPERTY FOR 158 OCCUPANCY BY A NEW USER, AND THAT A DEFAULT BY BUYER UNDER THIS AGREEMENT WILL 159 RESULT IN THE LOSS OF SUBSTANTIAL ADDITIONAL REVENUE BY THE SELLER TO BE PAID BY SUCH 160 CURRENT TENANT. BUYER AND SELLER EACH AGREE THAT IF BUYER DEFAULTS UNDER THIS 161 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 5 of 12 ACTIVE 700526212v1 AGREEMENT, THE DAMAGES TO SELLER WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO 162 ASCERTAIN, AND THAT THEREFORE, IF BUYER DEFAULTS HEREUNDER THE LIQUIDATED DAMAGES 163 AMOUNT SHALL SERVE AS DAMAGES FOR THE DEFAULT BY BUYER, AS A REASONABLE ESTIMATE 164 OF THE DAMAGES TO SELLER, INCLUDING COSTS OF NEGOTIATING AND DRAFTING THIS 165 AGREEMENT, COSTS OF COOPERATING IN SATISFYING CONDITIONS TO CLOSING, COSTS OF 166 SEEKING ANOTHER BUYER, OPPORTUNITY COSTS IN KEEPING THE PROPERTY OUT OF THE 167 MARKETPLACE, AND OTHER COSTS AND LOSS OF REVENUE TO SELLER INCURRED IN CONNECTION 168 HEREWITH. 169 170 7. Closing of Sale. 171 172 7.1 Buyer and Seller agree the sale of the Property shall be closed (“Closing”), in Escrow, on October 173 1, 2024 (the “Closing Date”). The sale of the Property shall be deemed closed when the document(s) 174 conveying title to the Property is/are delivered and recorded and the Purchase Price is disbursed to Seller. 175 176 7.2 At Closing, Buyer and Seller shall deposit with the Escrow Holder all documents and funds 177 required to close the transaction in accordance with the terms of this Agreement. At Closing, Seller shall 178 deliver a certification confirming whether Seller is or is not a “foreign person” as such term is defined by applicable 179 law and regulations. Buyer and Seller agree that the Escrow Holder is [To be provided] 180 181 7.3 At Closing, Seller shall convey fee simple title to the Property to Buyer by statutory warranty 182 deed (the “Deed”). At Closing, Seller shall cause the Title Company to deliver to Buyer a standard ALTA form 183 owner’s policy of title insurance (the “Title Policy”) in the amount of the Purchase Price insuring fee simple title 184 to the Property in Buyer subject only to the Permitted Exceptions and the standard preprinted exceptions contained 185 in the Title Policy. Seller shall reasonably cooperate in the issuance to Buyer of an ALTA extended form policy of 186 title insurance. Buyer shall pay any additional expense resulting from the ALTA extended coverage and any 187 endorsements required by Buyer. 188 189 8. Closing Costs; Prorations. Seller shall pay the premium for the Title Policy, provided, however, if Buyer 190 elects to obtain an ALTA extended form policy of title insurance and/or any endorsements, Buyer shall pay the 191 difference in the premium relating to such election. Seller and Buyer shall each pay one-half (1/2) of the escrow 192 fees charged by the Escrow Holder. Any excise tax and/or transfer tax shall be paid by Seller Buyer split 193 equally between Seller and Buyer. Real property taxes for the tax year of the Closing, assessments (if a Permitted 194 Exception), personal property taxes, rents and other charges arising from existing Tenancies paid for the month of 195 Closing, and interest on assumed obligations shall be prorated as of the Closing Date based on amounts collected. 196 Seller shall use reasonable efforts to cause any applicable utility meters to be read on the day prior to the Closing 197 Date, and will be responsible for the cost of any utilities used prior to the Closing Date. If applicable, prepaid rents, 198 prepaid common area maintenance charges, reserves, security deposits, and other unearned refundable deposits 199 relating to Tenancies shall be assigned and delivered to Buyer at Closing. Seller Buyer N/A shall be 200 responsible for payment of all taxes, interest, and penalties, if any, upon removal of the Property from any special 201 assessment or program. If any of the aforesaid prorations cannot be definitely calculated on the Closing Date, 202 then they shall be estimated at Closing and definitely calculated as soon after the Closing Date as feasible. 203 204 9. Possession. Seller shall deliver exclusive possession of the Property, subject to the Tenancies (if any) 205 existing as of the Closing Date and the Permitted Exceptions, to Buyer on the Closing Date. 206 207 10. Condition of Property. Seller has disclosed to Buyer that the property contains certain piping and 208 other systems used by Seller’s current tenant which do, or may, contain hazardous or contaminated materials (the 209 “Hazardous Systems”) as further set forth in Exhibit B, and that Seller’s current tenant has agreed to remove or 210 otherwise remediate the Hazardous Systems. Buyer acknowledges that the Property also contains a “clean room” 211 and other systems used by Seller’s current tenant which Buyer desires to remain in the Property and which will be 212 valuable to Buyer (the “Clean Production Facilities”). Seller’s current lease with Seller’s current tenant requires 213 the removal of the Clean Production Facilities at the expiration of its lease, and Seller is willing to waive the 214 requirement for removal of the Clean Production Facilities to permit the tenant to leave such systems in place to 215 facilitate Buyer’s use of such facilities, provided that Buyer’s Earnest Money deposit include an amount estimated 216 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 6 of 12 ACTIVE 700526212v1 by Seller to be the cost to remove the Clean Production Facilities in order to prepare the Property for lease to a 217 replacement tenant in the event Buyer defaults or otherwise fails to complete the purchase of the Property as 218 contemplated hereunder. Buyer acknowledges and agrees that the additional Earnest Money deposit required 219 under Section 1.2.1 (b) in the amount of $1,700,000 has been established as the cost which would be incurred 220 by Seller to remove the Clean Room Facilities and prepare the Property for sale or lease to a new user in the event 221 of Buyer’s default hereunder, or if Buyer otherwise fails to complete the purchase of the Property under this 222 Agreement. Seller further certifies to Buyer that: (i) Seller has received no written notices of violation of any laws, 223 codes, rules, or regulations applicable to the Property (“Laws”) that were not delivered to Buyer pursuant to Section 224 4 above; (ii) Seller has delivered complete copies of all service contracts for the Property to Buyer; and (iii) to the 225 best of Seller’s knowledge, the documents prepared by Seller and delivered to Buyer pursuant to Section 4 are 226 accurate in all material respects. Unless caused by Buyer, Seller shall bear all risk of loss and damage to the 227 Property until Closing, and Buyer shall bear such risk at and after Closing. Except for Seller’s certifications and 228 obligations set forth in this Section 10 and the attached Exhibit B, Buyer shall acquire the Property “AS IS” with all 229 faults and Buyer shall rely on the results of its own inspection and investigation in Buyer’s acquisition of the 230 Property. It shall be a condition of Buyer’s Closing obligation that all of Seller’s certifications stated in this 231 Agreement are materially true and correct on the Closing Date. Seller’s certifications stated in this Agreement shall 232 survive Closing for twelve (12) months. 233 234 11. Condemnation or Casualty. If, prior to Closing, all or any material part of the Property is (a) 235 condemned or appropriated by public authority or any party exercising the right of eminent domain, or is threatened 236 thereby, or (b) if there occurs a fire or other casualty causing material damage to the Property or any material 237 portion thereof, then, at the election of Buyer by written notice to Seller, either: (i) this Agreement shall terminate, 238 whereupon all Earnest Money and any interest accrued thereon shall be promptly refunded by Escrow Holder to 239 Buyer within three (3) business days of such termination; or (ii) this Agreement shall remain in effect and Seller 240 shall assign to Buyer at Closing Seller’s entire right, title and interest in the taking award or casualty insurance 241 proceeds attributable to the portion of the Property taken or destroyed, as the case may be. If Buyer fails to make 242 such election within twenty (20) days after written notice from Seller, Buyer shall be deemed to have elected option 243 (ii) above. Seller will promptly notify Buyer as to the commencement of any such action or any communication 244 from a condemning authority that a condemnation or appropriation is contemplated, and will cooperate with Buyer 245 in the response to or defense of such actions. 246 247 12. Operation of Property. Between the Execution Date and the Closing Date, Seller shall: (i) continue 248 to operate, maintain and insure the Property consistent with Seller’s current operating practices; (ii) not, without 249 Buyer’s prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed, enter 250 into: (a) any service contracts or other agreements affecting the Property that are not terminable prior to Closing. 251 252 13. Assignment. Assignment of this Agreement: is PROHIBITED; or is PERMITTED, without 253 consent of Seller; provided, that assignment of this Agreement by Buyer to an entity owned or controlled by Buyer 254 or to a 1031 Exchange accommodator is permitted without Seller’s consent. If Seller’s written consent is required 255 for assignment, such consent may be withheld in Seller’s reasonable discretion. In the event of any assignment, 256 Buyer shall remain liable for all Buyer’s obligations under this Agreement. 257 258 14. Arbitration. IF AND ONLY IF THIS SECTION IS INITIALED BY BUYER AND SELLER, THE 259 FOLLOWING SHALL APPLY TO THIS AGREEMENT: 260 261 ANY DISPUTE BETWEEN BUYER AND SELLER RELATED TO THIS AGREEMENT, THE PROPERTY, OR THE 262 TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT WILL BE RESOLVED BY ARBITRATION 263 GOVERNED BY THE OREGON UNIFORM ARBITRATION ACT (ORS 36.600 et seq.) AND, TO THE EXTENT 264 NOT INCONSISTENT WITH THAT STATUTE, CONDUCTED IN ACCORDANCE WITH THE RULES OF 265 PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF THE ARBITRATION 266 SERVICE OF PORTLAND (“ASP”). THE ARBITRATION SHALL BE CONDUCTED IN PORTLAND, OREGON 267 AND ADMINISTERED BY ASP, WHICH WILL APPOINT A SINGLE ARBITRATOR HAVING AT LEAST FIVE (5) 268 YEARS EXPERIENCE IN THE COMMERCIAL REAL ESTATE FIELD IN THE GEOGRAPHIC AREA (IF 269 BLANK IS NOT COMPLETED, PORTLAND METROPOLITAN AREA). ALL ARBITRATION HEARINGS WILL 270 BE COMMENCED WITHIN THIRTY (30) DAYS OF THE DEMAND FOR ARBITRATION UNLESS THE 271 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 7 of 12 ACTIVE 700526212v1 ARBITRATOR, FOR SHOWING OF GOOD CAUSE, EXTENDS THE COMMENCEMENT OF SUCH HEARING. 272 THE DECISION OF THE ARBITRATOR WILL BE BINDING ON BUYER AND SELLER, AND JUDGMENT UPON 273 ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE PARTIES 274 ACKNOWLEDGE THAT, BY AGREEING TO ARBITRATE DISPUTES, EACH OF THEM IS WAIVING CERTAIN 275 RIGHTS, INCLUDING ITS RIGHTS TO SEEK REMEDIES IN COURT (INCLUDING A RIGHT TO A TRIAL BY 276 JURY), TO DISCOVERY PROCESSES THAT WOULD BE ATTENDANT TO A COURT PROCEEDING, AND TO 277 PARTICIPATE IN A CLASS ACTION. 278 279 Initials of Buyer Initials of Seller 280 281 15. Attorneys’ Fees. In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, 282 including without limitation any proceeding under the U.S. Bankruptcy Code, is instituted, or the services of an 283 attorney are retained, to interpret or enforce any provision of this Agreement or with respect to any dispute relating 284 to this Agreement, the prevailing or non-defaulting party shall be entitled to recover from the losing or defaulting 285 party its attorneys’, paralegals’, accountants’, and other experts’ fees and all other fees, costs, and expenses 286 actually incurred in connection therewith (the “Fees”). In the event of suit, action, arbitration, or other proceeding, 287 the amount of Fees shall be determined by the judge or arbitrator, shall include all costs and expenses incurred 288 on any appeal or review, and shall be in addition to all other amounts provided by law. 289 290 16. Statutory Notice. THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A 291 FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE 292 LAWS AND REGULATIONS THAT, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION 293 OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES, 294 AS DEFINED IN ORS 30.930 (Definitions for ORS 30.930 to 30.947), IN ALL ZONES. BEFORE SIGNING OR 295 ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE 296 PERSONS RIGHTS, IF ANY, UNDER ORS 195.300 (Definitions for ORS 195.300 to 195.336), 195.301 297 (Legislative findings) AND 195.305 (Compensation for restriction of use of real property due to land use 298 regulation) TO 195.336 (Compensation and Conservation Fund) AND SECTIONS 5 TO 11, CHAPTER 424, 299 OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 300 TO 7, CHAPTER 8, OREGON LAWS 2010. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE 301 PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR 302 COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A 303 LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 (Definitions for ORS 92.010 to 304 92.192) OR 215.010 (Definitions), TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO VERIFY 305 THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND TO INQUIRE ABOUT THE RIGHTS OF 306 NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300 (Definitions for ORS 195.300 to 307 195.336), 195.301 (Legislative findings) AND 195.305 (Compensation for restriction of use of real property due to 308 land use regulation) TO 195.336 (Compensation and Conservation Fund) AND SECTIONS 5 TO 11, CHAPTER 309 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 310 2 TO 7, CHAPTER 8, OREGON LAWS 2010. 311 312 17. Cautionary Notice About Liens. UNDER CERTAIN CIRCUMSTANCES, A PERSON WHO 313 PERFORMS CONSTRUCTION-RELATED ACTIVITIES MAY CLAIM A LIEN UPON REAL PROPERTY AFTER A 314 SALE TO THE PURCHASER FOR A TRANSACTION OR ACTIVITY THAT OCCURRED BEFORE THE SALE. A 315 VALID CLAIM MAY BE ASSERTED AGAINST THE PROPERTY THAT YOU ARE PURCHASING EVEN IF THE 316 CIRCUMSTANCES THAT GIVE RISE TO THAT CLAIM HAPPENED BEFORE YOUR PURCHASE OF THE 317 PROPERTY. THIS INCLUDES, BUT IS NOT LIMITED TO, CIRCUMSTANCES WHERE THE OWNER OF THE 318 PROPERTY CONTRACTED WITH A PERSON OR BUSINESS TO PROVIDE LABOR, MATERIAL, EQUIPMENT 319 OR SERVICES TO THE PROPERTY AND HAS NOT PAID THE PERSONS OR BUSINESS IN FULL. SELLER 320 REPRESENTS AND WARRANTS THAT AS OF THE CLOSING DATE THAT THERE SHALL BE NO PENDING 321 OR UNPAID CONSTRUCTION RELATED OR LABOR CHARGES THAT MAY BE LIENED AGAINST THE 322 PROPERTY EXCEPT THOSE REGULAR AND RECURRING OPERATING EXPENSES FOR THE PROPERTY. 323 324 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 8 of 12 ACTIVE 700526212v1 18. Brokerage Agreement. The Agency Acknowledgement on page 1 this Agreement is incorporated 325 into this Agreement as if fully set forth herein. Seller agrees to pay a commission to Selling Firm and Buying Firm 326 per a separate written agreement. 327 328 19. Notices. Unless otherwise specified, any notice required or permitted in, or related to this Agreement 329 must be in writing and signed by the party to be bound. Any notice will be deemed delivered: (a) when personally 330 delivered; (b) when delivered by facsimile or electronic mail transmission (in either case, with confirmation of 331 delivery); (c) on the day of delivery of the notice by reputable overnight courier; or (d) on the day of delivery of the 332 notice by mailing by certified or registered U.S. mail, postage prepaid, return receipt requested, unless that day is 333 a Saturday, Sunday, or federal or Oregon State legal holiday, in which event such notice will be deemed delivered 334 on the next following business day. All notices shall be sent by the applicable party to the address of the other 335 party shown at the beginning of this Agreement. 336 337 20. Miscellaneous. Time is of the essence of this Agreement. If the deadline under this Agreement for 338 delivery of a notice or performance of any obligation is a Saturday, Sunday, or federal or Oregon State legal holiday, 339 such deadline will be deemed extended to the next following business day. The facsimile and/or electronic mail 340 transmission of any signed document including this Agreement shall be the same as delivery of an original, and 341 digital signatures shall be valid and binding. At the request of either party, the party delivering a document by 342 facsimile and/or electronic mail will confirm such transmission by signing and delivering to the other party a 343 duplicate original document. This Agreement may be executed in counterparts, each of which shall constitute an 344 original and all of which together shall constitute one and the same Agreement. This Agreement contains the 345 entire agreement and understanding of the parties with respect to the subject matter of this Agreement and 346 supersedes all prior and contemporaneous agreements between them. Without limiting the provisions of 347 Section 13 of this Agreement, this Agreement shall be binding upon and shall inure to the benefit of Buyer and 348 Seller and their respective successors and assigns. Solely with respect to Sections 15 and 18, Selling Firm and 349 Buying Firm are third party beneficiaries of this Agreement. The person signing this Agreement on behalf of Buyer 350 and the person signing this Agreement on behalf of Seller each represents, covenants and warrants that such 351 person has full right and authority to enter into this Agreement and to bind the party for whom such person signs 352 this Agreement to its terms and provisions. Neither this Agreement nor a memorandum hereof shall be recorded 353 unless the parties otherwise agree in writing. 354 355 21. Governing Law. This Agreement is made and executed under, and in all respects shall be governed 356 and construed by, the laws of the State of Oregon. 357 358 22. Addenda; Exhibits. The following named addenda and exhibits are attached to this Agreement and 359 incorporated within this Agreement: 360 Exhibit A – Legal Description of Property 361 Exhibit B – AS-IS Exceptions 362 363 23. OFAC Certification. The Federal Government, Executive Order 13224, requires that business 364 persons of the United States not do business with any individual or entity on a list of “Specially Designated nationals 365 and Blocked Persons” - that is, individuals and entities identified as terrorists or other types of criminals. Seller 366 and Buyer hereinafter certify to each other that: 367 368 23.1 It is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named 369 by any Executive Order or the United States Treasury Department as a terrorist, specially designated national 370 and/or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced 371 or administered by the Office of Foreign Assets Control; and 372 373 23.2 It has not executed this Agreement, directly or indirectly on behalf of, or instigating or facilitating 374 this Agreement, directly or indirectly on behalf of, any such person, group, entity, or nation. 375 376 Seller and Buyer hereby agree to defend, indemnify, and hold harmless each other from and against any and all 377 claims, damages, losses, risks, liabilities, and expenses (including attorney’s fees and costs) arising from or related 378 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 9 of 12 ACTIVE 700526212v1 to any breach of the foregoing certification. This certification and agreement to indemnify, hold 379 harmless, and defend shall survive Closing or any termination of this Agreement. 380 381 CONSULT YOUR ATTORNEY. THIS DOCUMENT HAS BEEN PREPARED FOR SUBMISSION TO YOUR 382 ATTORNEY FOR REVIEW AND APPROVAL PRIOR TO SIGNING. NO REPRESENTATION OR 383 RECOMMENDATION IS MADE BY THE COMMERCIAL ASSOCIATION OF BROKERS OREGON/SW 384 WASHINGTON OR BY THE REAL ESTATE AGENTS INVOLVED WITH THIS DOCUMENT AS TO THE LEGAL 385 SUFFICIENCY OR TAX CONSEQUENCES OF THIS DOCUMENT. 386 387 THIS FORM SHOULD NOT BE MODIFIED WITHOUT SHOWING SUCH MODIFICATIONS BY REDLINING, 388 INSERTION MARKS, OR ADDENDA. 389 390 Buyer: ACM Research, Inc., a Delaware corporation and/or assigns 391 392 By: 393 Mark McKechnie, CFO 394 395 Date: 396 397 398 Seller: William R. O’Neill, Lynda E. O’Neill and Gordon A. Harris 399 400 401 By: 402 Lynda E. O’Neill 403 404 Date: 405 406 407 By: 408 William R. O’Neill 409 410 Date: 411 412 413 By: 414 Gordon A. Harris 415 416 Date: 417 418 419 Time for Acceptance. If the second party to execute this Agreement has not executed and delivered this 420 Agreement within three (3) days after the date this Agreement was signed by the first party to execute this 421 Agreement set forth above, then any Earnest Money deposited shall be promptly refunded by Escrow Holder to 422 Buyer and neither party shall have any right or obligation hereunder. 423 424 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99 7/29/2024 7/30/2024 7/29/2024 7/29/2024

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 10 of 12 ACTIVE 700526212v1 CRITICAL DATE LIST: 425 426 Within five (5) days after the Execution Date, the parties to this Agreement shall complete the information below 427 (the “Critical Date List”), initial where indicated, and return a copy of the same to the other party for such party’s 428 review. This Critical Date List is for reference purposes only and, in the event of a conflict between this Critical 429 Date List and the Agreement, the terms of the Agreement shall prevail. 430 431 DATE:  Execution Date (Introductory paragraph):  Earnest Money due date (Section 1.2.1(a)):  Seller shall open Escrow with the Escrow Holder (Section 1.2.1(a)): Before  Seller shall deliver Seller’s documents to Buyer (Section 4): Within days after the Execution Date  Seller shall deliver Preliminary Report to Buyer (Section 5): Within days after the Execution Date  Buyer’s title objection notice due to Seller (Section 5): Within days after receipt of the Preliminary Report  Seller’s title response due to Buyer (Section 5): Within days after receipt of Buyer’s title objection notice  Title Contingency Date (Section 5): Within days after receipt of Seller’s title response  Expiration date for satisfaction of General Conditions (Section 2.1): July 31, 2024  Expiration date for satisfaction of Financing Condition (Section 2.1): N/A  By this date, Buyer must deliver the notice to proceed contemplated in Section 2.2. Within days of the Execution Date  Closing Date (Section 7.1): Initials of Buyer: Initials of Seller: 432 Initials of Buyer: Initials of Seller: 433 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 11 of 12 ACTIVE 700526212v1 EXHIBIT A LEGAL DESCRIPTION OF PROPERTY PARCEL I: 1 2 PARCEL I, PARTITION PLAT NO. 2018-029 RECORDED JUNE 28, 2018 AS FEE NO. 2018 044738, TN THE CITY 3 OF HILLSBORO, WASHINGTON COUNTY, OREGON. 4 5 PARCEL II: 6 7 THE RIGHTS AND BENEFITS OF THAT CERTAIN DECLARATION OF EASEMENTS WITH COVENANTS AND 8 RESTRICTIONS AFFECTING THE LAND RECORDED MAY 7, 1999 AS FEE NO. 99056822, AS AMENDED AND 9 RESTATED BY INSTRUMENT RECORDED NOVEMBER 10, 2004 AS FEE NO. 2004 129526 AND FURTHER 10 MODIFIED BY THAT CERTAIN FIRST AMENDMENT RECORDED SEPTEMBER I .I, 2007 AS FEE NO. 2007 098347, 11 WASHINGTON COUNTY DEED RECORDS, AS FURTHER AMENDED AND REST A TED BY SECOND AMENDED 12 AND REST A TED DECLARATION OF EASEMENTS WITH COVENANTS AND RESTRICTIONS AFFECTING LAND 13 RECORDED ON JUNE 28, 2018 AS FEE NO. 2018 044 780, WASHINGTON COUNTY DEED RECORDS, OREGON 14 AS FURTHER AMENDED AND RESTATED BY THIRD AMENDED AND REST A TED DECLARATION OF 15 EASEMENTS WITH COVENANTS AND RESTRICTIONS AFFECTING LAND RECORDED ON OCTOBER 18, 2018 16 AS FEE NO. 2018 071705, WASHINGTON COUNTY DEED RECORDS, OREGON. 17 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99

© 1997 Commercial Association of Brokers OREGON/SW WASHINGTON (Rev. August/2018) PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY (OREGON) ALL RIGHTS RESERVED Page 12 of 12 ACTIVE 700526212v1 EXHIBIT B AS-IS EXECPTIONS Seller shall deliver the Property free from any leasehold interests at Closing. 18 19 Seller shall cause existing tenant to remediate any hazardous materials from the Property specifically related to the 20 following: 21 i. Process gas piping (contaminated only) 22 ii. Process evac piping (contaminated only) 23 iii. Acid waste neutralization branch piping from tools (contaminated only) 24 In the event previously unidentified environmental contamination resulting from the removal of the hazardous waste 25 and materials as described above is discovered by Buyer within five (5) business days after Seller’s written notice that 26 Seller’s existing tenant completed such removal of hazardous materials in clauses i, ii, and iii, Buyer shall deliver notice 27 of such contamination along with a substantiating report from a licensed environmental consultant to Seller within five 28 (5) days of discovery (“Contamination Notice”). Seller, at Seller’s expense, shall have the option to remediate such 29 contamination. In the event, such contamination is not remediated by Seller within ninety (90) days of Seller’s receipt 30 of Contamination Notice, Buyer shall have the option to either (i) deduct from the Earnest Money the cost to remediate 31 such contamination or (ii) terminate the Agreement. In the event of such termination by Buyer the Earnest Money shall 32 be returned to Buyer and neither Buyer nor Seller shall have any further obligations to one another under the 33 Agreement. 34 Docusign Envelope ID: 50BF8D70-DFB8-42DE-B0F2-72F8E8FB3F99